avenue
financial holdings



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25TH AVE S
VANDERBILT PL

Third Quarter 2015 Earnings Call - AVNU


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Forward-Looking Statements

Certain statements in this press release contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "projection," "would," and "outlook," or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

You should not place undue reliance on any forward-looking statement. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but are not limited to, the following: market and economic conditions (including interest rate environment, levels of public offerings, mergers and acquisitions, or M&A, and venture capital financing activities) and the associated impact on us; changes in management personnel; deterioration of our asset quality; our overall management of interest rate risk, including managing the sensitivity of our interest-earning assets and interest-bearing liabilities to interest rates, and the impact to earnings from a change in interest rates; our ability to execute our strategy and to achieve organic loan and deposit growth; the adequacy of reserves (including allowance for loan and lease losses) and the appropriateness of our methodology for calculating such reserves; volatility and direction of market interest rates; the sufficiency of our capital, including sources of capital (such as funds generated through retained earnings) and the extent to which capital may be used or required; our overall investment plans, strategies and activities, including our investment of excess cash/liquidity; operational, liquidity and credit risks associated with our business; increased competition in the financial services industry, nationally, regionally or locally, which may adversely affect pricing and terms; the level of client investment fees and associated margins; changes in the regulatory environment; changes in trade, monetary and fiscal policies and laws; governmental legislation and regulation, including changes in accounting regulation or standards, the nature and timing of the adoption and effectiveness of new requirements under the Dodd-Frank Act, Basel guidelines, capital requirements and other applicable laws and regulations; changes in interpretation of existing law and regulation; further government intervention in the U.S. financial system; and other factors that are discussed under the heading "Risk Factors" in our filings with the Securities and Exchange Commission.

The foregoing factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Company's Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.


25TH AVE

Financial Highlights 3rd Quarter 2015

- $1.79 million net income and $0.18 per diluted share:
  - Fueled by growth in loan volume, higher mortgage banking income and a decline in the provision for loan loss expense compared to Q2 2015.
- Loan Growth:
  - Loans, including those held for sale, totaled $830.4 million, up 26.2% over a year ago.
- Net Interest Margin:
  - Up 1 basis point driven by an increase in average non interest bearing deposits as a percentage of total deposits.
- Non Interest Income:
  - Mortgage Origination momentum continued through 3rd Quarter.



Business Strategy

Maintain a balanced approach emphasizing both growth and profitability.

Balance sheet growth

- Loan Growth:
  - 26% YOY to $830 million
- Deposit Growth:
  - 10% YOY to $901 million
- Asset Growth:
  - 14% YOY to $1.1 billion

Top-line revenue growth[1]

- Fee Income / Average Assets:
  - 0.63%
- Efficiency Ratio:
  - 68.4%
- Adjusted Op. Revenue Growth:
  - 13.8% YOY w/o Q3 2014 SBA gain

Profitability[1]

- ROAA:
  - 0.65%
- ROAE:
  - 7.79%
- EPS:
  - $0.18
- Net Interest Margin:
  - 3.30%

1 Quarter to Date Figures unless noted otherwise



Balance Sheet Growth
Loan Portfolio Mix

Balanced Loan Portfolio while maintaining 18% CAGR over 5-year period

Q3 2010 Loan Portfolio[1]



Multifamily, 4%
Consumer & Other, 1%
Residential, 16%
C&I, 29%
Const. and Land Dev., 13%
CRE Owner Occupied, 6%
CRE, 31%

$370 million

Q3 2015 Loan Portfolio[1]



Multifamily, 1%
Consumer & Other, 1%
Residential, 16%
C&I, 35%
Const. and Land Dev., 10%
CRE Owner Occupied, 10%
CRE, 27%

$812 million

1 Ending Balances; Loans Held for Investment

Balance Sheet Growth
Loan Growth

Strong Growth coming from all Sectors

Q3 Loan Growth by Sector


$825
$800
$775
$750
$774
$812
Q2 15 Ending Balance
C&I
CRE
C&LD
RHL
Consumer & Other
Q3 15 Ending Balance

Q3 Loan Activity


$800
$750
$700
$650
$600
$774
$54
$26
$40
$78
$812
Q2 15 Ending Balance
Payoffs
Paydowns
Fundings from Existing Customers
Fundings from New Customers
Q3 15 Ending Balance

Balance Sheet Growth
Deposit Mix

Mix has shifted towards Noninterest Bearing Deposits

Q3 2010 Deposit Portfolio[1]	Q3 2015 Deposit Portfolio[1]



Noninterest-bearing demand, 10%
Interest-bearing demand, 3%
Savings and money market accounts, 39%
Time Deposits, 48%

$418 million



Time Deposits, 19%
Noninterest-bearing demand, 25%
Interest-bearing demand, 7%
Savings and money market accounts, 49%

$875 million

1 Average Balances

Balance Sheet Growth
Demand Deposits

Demand Deposit[1] Growth remains strong

Demand Deposit Trends



$300
$250
$200
$150
$100
$50
$0
35%
30%
25%
20%
15%
10%
5%
0%
Q3 10
Q3 11
Q3 12
Q3 13
Q3 14
Q3 15
Demand Deposit Trends
% of Deposits

1 Average Balances


25TH AVE
VANDERBILT

Net Interest Margin Expansion

Net Interest Margin* Trends


3.50%
3.40%
3.30%
3.20%
3.10%
96%
92%
88%
84%
80%
76%
82%
87%
85%
83%
92%
94%
94%
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Avg. Loan to Deposit Ratio
Holding Company NIM
Bank NIM
Holding Company includes subordinated debt

Strategies:

- Grow non-interest bearing deposits (25% of average deposits for Q3 15).
- Increase percentage of floating rate loans without floors: 37% (Q3 15) vs 29% (Q4 14).
- Impact of sub-debt reduced as earning assets grow.

* NIM on a Fully Taxable-Equivalent Basis



Asset Quality

- Meaningful resolution of ORE and Non Accrual Loans
  - Non Performing Assets reached lowest levels since 2008
- 3rd Quarter net charge-offs increased due to one credit. Year to Date net charge-offs to average loans of 0.09%
- Recent 3rd Quarter External Loan Review resulted in no downgrades or material findings

NPAs by Type ($mm)



$10
$8
$6
$4
$2
$0
1.21%
1.00%
0.57%
0.51%
0.21%
$3.0
$2.8
$0.5
$0.4
$0.4
$3.5
$3.4
$2.8
$2.7
$1.0
$0.6
$0.7
$0.9
$0.8
$0.4
FYE 2013
FYE 2014
Q1 15
Q2 15
Q3 15
Nonaccruals
ORE
TDRs
NPAs / Loans + ORE (%)

NPAs inclusive of troubled debt restructurings


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Operating Leverage

	3Q14	4Q14	1Q15	2Q15	3Q15
Net Interest Income	7,533	7,560	7,565	8,087	8,504
Total non-interest income	1,904	1,059	1,256	1,875	1,749
Less Securities/ SBA (gains) losses	(442)	-	-	(215)	(19)
Adjusted Operating Revenue	8,995	8,619	8,821	9,747	10,234
Total non-interest expense	6,122	6,297	6,474	6,824	7,004
Less: Fraud (Losses) Recoveries	(105)	(102)	57	120	-
Less ORE (Losses) Gains	35	(2)	40	(23)	12
Adjusted Non-interest expense	6,052	6,193	6,571	6,921	7,016
Efficiency Ratio*	**67.3%**	**71.8%**	**74.5%**	**71.0%**	**68.6%**

* Excluding Security and SBA Gains, ORE Expense / (Losses), Fraud Recoveries



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Non Interest Income Momentum

Growth in most fee income categories

Noninterest Income ($000) Trends



$900
$600
$300
$0
Customer Service Fees
Mortgage
Portfolio Mortgage Sales
Security Gains / (Losses)
BOLI
Q1 15
Q2 15
Q3 15

Mortgage Origination Trends



$54,000
$45,000
$36,000
$27,000
$18,000
$9,000
$0
Q2 07
Q3 11
Q3 15

3RD QUARTER MORTGAGE ORIGINATION WAS THE HIGHEST IN AVENUE'S HISTORY

Mortgage Banking Fees are net of commissions
Loan Sales are net of expenses



Industry Verticals

3 cross-departmental verticals / focus areas:

Music

- Combines private banking and commercial banking efforts
- Sample clients:
  - Artists
  - Labels
  - Publishing companies
  - Performance Rights Organizations
- Specialized products:
  - Intellectual property lending
- Inroads in N.Y.C. and L.A.

Healthcare

- Complemented by team hire from regional competitor in 2013
- Complements commercial healthcare talent
- Sample clients:
  - Physicians
  - Practices and clinics
  - Corporate healthcare facilities
- Specialized products:
  - Practice buy-in loans
  - Physician-specific portfolio mortgages

Not-For-Profi

- Newest focus area
- Sample clients:
  - Traditional not-for-profit entities
  - Education
  - Government
  - Religion

Niche banking areas

Reflects Nashville's main industries


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Industry Verticals Music & Entertainment

Music

Loans


Consumer & Other, 2%
C&LD, 3%
CRE, 11%
Residential, 42%
C&I, 41%

Deposits


Savings and money market accounts, 61%
Time Deposits, 2%
Noninterest-bearing demand, 33%
Interest-bearing demand, 4%

- Loans: $119 Million
  - 28% Growth (YOY)

- Deposits: $176 million
  - 17% Growth (YOY)

- 68% Loan to Deposit Ratio



Industry Verticals Healthcare

Healthcare

Loans



C&LD, 1%
Consumer, 1%
CRE, 34%
C&I, 56%
Residential, 8%

- Loans: $161 Million
  - 68% Growth (YOY)

Deposits



Savings and money market accounts, 77%
Time Deposits, 7%
Noninterest-bearing demand, 15%
Interest-bearing demand, 1%

- Deposits: $138 million
  - 46% Growth (YOY)

- 116% Loan to Deposit Ratio



Industry Verticals Not-for-Profit

Not-for- Profit

Loans



Consumer & Other, 4%
C&I, 44%
CRE, 51%
Residential, 1%

- Loans: $21 Million
  - 7% Growth (YOY)

Deposits



Savings and money market accounts, 29%
Time Deposits, 31%
Interest-bearing demand, 34%
Noninterest-bearing demand, 6%

- Deposits: $61 million
  - 31% Growth (YOY)

- 34% Loan to Deposit Ratio



Summary

- Continued Organic Growth
- Strong Company Vision and Culture
- Proven Capability of Hiring Talented Bankers
- Collaborative Credit Culture
- Unique Branch Model
- Experienced Management Team
- Depth of Banking Talent
- Ability to Gain Operating Leverage
- Attractive and Growing Market

avenue financial holdings


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Appendix


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Historical Financials

	At or for the Three Months					
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
	(Dollars in thousands, except employee data)					
SELECTED INCOME STATEMENT DATA						
Interest income	$ 9,869	$ 9,383	$ 8,834	$ 8,498	$ 8,468	$ 8,237
Interest expense	1,365	1,296	1,269	938	935	952
Net interest income	8,504	8,087	7,565	7,560	7,533	7,285
Provision for loan losses	614	855	154	456	(222)	549
Net interest income after provision for loan losses	7,890	7,232	7,411	7,104	7,755	6,736
Non-interest income	1,749	1,875	1,256	1,059	1,904	915
Non-interest expense	7,004	6,824	6,474	6,297	6,122	5,862
Income tax expense	841	698	736	573	1,122	555
Net income	1,794	1,585	1,457	1,293	2,415	1,234
Dividends on preferred shares	-	-	(32)	(48)	(47)	(48)
Net income available to common stockholders	**$ 1,794**	**$ 1,585**	**$ 1,425**	**$ 1,245**	**$ 2,368**	**$ 1,186**
PER COMMON SHARE DATA:						
Basic earnings per share	$ 0.18	$ 0.16	$ 0.15	$ 0.15	$ 0.28	$ 0.14
Diluted earnings per share	0.18	0.16	0.15	0.15	0.28	0.14
Book value per common share	9.06	8.74	8.79	8.41	8.18	7.96
Tangible book value per common share (1)	8.77	8.45	8.50	8.07	7.84	7.62
Basic weighted average common shares	10,078,172	10,064,840	9,319,312	8,487,515	8,487,516	8,487,516
Diluted weighted average common shares	10,197,416	10,161,167	9,656,971	8,540,856	8,528,926	8,487,516
Common shares outstanding at period end	10,300,172	10,256,340	10,227,340	8,636,682	8,633,588	8,619,588

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial


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Historical Financials

	At or for the Three Months					
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
	(Dollars in thousands, except employee data)					
SELECTED BALANCE SHEET DATA						
Total assets	$ 1,108,211	$ 1,075,978	$ 1,036,544	$ 998,367	$ 973,371	$ 955,100
Residential real estate - Mortgage	128,526	120,208	103,728	110,929	122,128	127,462
Residential real estate - Multi-family	9,259	10,399	13,480	11,310	20,960	15,605
Commercial and industrial	285,381	272,783	247,722	235,911	181,688	188,421
Commercial real estate	297,385	284,653	289,404	271,001	268,907	275,526
Construction and land development	81,580	78,473	54,515	58,843	55,174	65,874
Consumer	10,126	7,052	7,319	5,915	4,221	4,817
Other, including deferred fees	(197)	(127)	85	(1)	157	130
Total loans, net of deferred fees	812,060	773,441	716,253	693,908	653,235	677,835
Allowance for loan losses	(9,632)	(9,312)	(8,669)	(8,518)	(8,407)	(8,625)
Securities available for sale	210,011	213,096	218,118	220,462	211,500	217,478
Mortgage loans held for sale	18,389	26,363	33,484	27,237	5,036	7,457
Goodwill and other intangible assets	2,966	2,966	2,966	2,966	2,966	2,966
Demand deposits	226,049	208,416	200,316	170,647	186,209	166,181
Interest checking accounts	60,387	61,924	60,135	55,653	52,673	51,675
Savings accounts	15,668	15,146	15,197	11,919	10,613	8,434
Money market accounts	264,160	241,182	227,999	240,646	263,947	268,417
Reciprocal ICS Money Market	172,009	155,844	155,572	163,214	147,870	139,017
CDs	70,748	74,516	70,064	82,012	82,075	82,116
Reciprocal CDARs	46,880	49,967	51,602	44,081	41,662	39,780
Brokered CDs	44,859	44,496	35,000	35,000	35,832	29,097
Total Deposits	900,760	851,491	815,885	803,172	820,881	784,717
Advances from FHLB/FRB	85,300	105,300	99,300	70,300	55,000	75,500
Subordinated debt	19,606	19,596	19,585	19,577	-	-
Preferred stock	-	-	-	18,950	18,950	18,950
Tangible common stockholders' equity (1)	90,359	86,725	86,967	69,700	67,699	65,661
Total stockholders' equity	93,325	89,691	89,933	91,616	89,615	87,577
Average total assets	1,097,049	1,055,912	1,014,663	976,497	952,248	932,603
Average common stockholders' equity	91,355	90,298	94,659	72,447	69,902	66,973

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial



Performance Ratios

	At or for the Three Months					
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
	(Dollars in thousands, except per share data)					
SELECTED PERFORMANCE RATIOS						
Return on average assets (2) (5)	0.65 %	0.60 %	0.57 %	0.51 %	0.99 %	0.51 %
Return on average common stockholders' equity (2) (5)	7.79	7.04	6.11	6.82	13.44	7.10
Net interest margin (fully tax equivalent) (2)	3.30	3.29	3.23	3.35	3.36	3.33
Efficiency ratio (1) (3)	68.44	70.01	73.39	73.06	64.87	71.47
SELECTED ASSET QUALITY DATA						
Nonaccruing loans	$ 318	$ 776	$ 854	$ 695	$ 889	$ 897
Past due loans over 90 days and still accruing interest	-	-	-	-	-	-
Net loans charge-offs	294	213	2	345	(5)	(5)
Nonaccruing loans to total loans	0.04 %	0.10 %	0.12 %	0.10 %	0.14 %	0.13 %
Nonaccruing loans and loans past due 90 days and still accruing to total loans	0.04	0.10	0.12	0.10	0.14	0.13
Non-performing assets to total assets (4)	0.12	0.32	0.35	0.41	0.28	0.30
Non-performing assets to loans and OREO	0.16	0.45	0.51	0.58	0.42	0.42
Allowance for loan losses to total loans	1.19	1.20	1.21	1.23	1.29	1.27
Allowance for loan losses to nonaccruing loans	3,028.93	1,200.00	1,015.15	1,224.87	945.67	961.54
Net loan charge-offs to average loans (2)	0.15	0.12	-	0.20	-	-
CAPITAL RATIOS (Consolidated)						
Tier 1 Leverage ratio (6)	8.41 %	8.55 %	8.73 %	9.21 %	9.16 %	8.78 %
Tier 1 Risk-based capital ratio (6)	9.64	9.85	10.38	10.62	11.38	10.65
Total Risk-based capital ratio (6)	12.75	13.06	13.77	14.00	12.49	11.77
Tangible common stockholders' equity to tangible assets (1)	8.18	8.08	8.41	7.00	6.98	6.90

(1) These measures are not measures recognized under generally accepted accounting principles (United States) ("GAAP"), and are therefore considered to be non-GAAP financial

(2) Data has been annualized.

(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income, (excluding securities and loan sale gains/(losses)) and is not a GAAP measure.

(4) Non-performing assets are deemed to be nonaccruing loans and OREO.

(5) Return on average assets is defined as net income available to common stockholders divided by average total assets; Return on average common stockholders equity is defined by net income available to common stockholders divided by average common stockholders' equity.

(6) Capital ratios as of September 30, 2015 are estimated.



Non-GAAP Financial Measures

	At or for the Three Months					
	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
	(Dollars in thousands, except per share data)					
NON-GAAP FINANCIAL MEASURES						
Efficiency Ratio						
Non-interest expense (numerator)	$ 7,004	$ 6,824	$ 6,474	$ 6,297	$ 6,122	$ 5,862
Net interest income	8,504	8,087	7,565	7,560	7,533	7,285
Non-interest income	1,749	1,875	1,256	1,059	1,904	915
Less: gains (losses) on sales of securities	(19)	(215)	-	-	-	2
Adjusted operating revenue (denominator)	10,234	9,747	8,821	8,619	9,437	8,202
Efficiency Ratio	68.44 %	70.01 %	73.39 %	73.06 %	64.87 %	71.47 %
Tangible Common Stockholders' Equity and Tangible Common Stockholders' Equity/Tangible Assets						
Common equity	$ 93,325	$ 89,691	$ 89,933	$ 72,666	$ 70,665	$ 68,627
Less: intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible common stockholders' equity	90,359	86,725	86,967	69,700	67,699	65,661
Total assets	1,108,211	1,075,978	1,036,544	998,367	973,371	955,100
Less: Intangible assets	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)	(2,966)
Tangible assets	1,105,245	1,073,012	1,033,578	995,401	970,405	952,134
Tangible Common Stockholders' Equity/Tangible Assets	8.18 %	8.08 %	8.41 %	7.00 %	6.98 %	6.90 %
Tangible Book Value per Common Share						
Book Value Per Common Share	$ 9.06	$ 8.74	$ 8.79	$ 8.41	$ 8.18	$ 7.96
Less: Effects of intangible assets	(0.29)	(0.29)	(0.29)	(0.34)	(0.34)	(0.34)
Tangible Book Value per Common Share	8.77	8.45	8.50	8.07	7.84	7.62